Filed pursuant to Rule 497(a)

Registration File No. 333-276252

Rule 482ad

Sixth Street Specialty Lending, Inc. Prices Public Offering of Common Stock

NEW YORK—(BUSINESS WIRE)—February 29, 2024 –Sixth Street Specialty Lending, Inc. (NYSE:TSLX) (“TSLX” or the “Company”) announced today that it has priced a public offering of 4,000,000 shares of its common stock for total gross proceeds of approximately $83.4 million. In connection with the offering, the Company has granted the underwriters for the offering an option to purchase up to an additional 600,000 shares of its common stock. The offering is subject to customary closing conditions, and the shares are expected to be delivered on or about March 5, 2024.

TSLX expects to use the net proceeds of the offering to pay down outstanding debt under its revolving credit facility. However, through re-borrowing under the revolving credit facility, the Company intends to make new investments in accordance with its investment objectives and strategies outlined in the preliminary prospectus supplement and the accompanying prospectus described below in greater detail.

Morgan Stanley, Wells Fargo Securities, BofA Securities, RBC Capital Markets, Keefe, Bruyette & Woods, A Stifel Company, Raymond James, Citigroup, Goldman Sachs & Co. LLC and J.P. Morgan are acting as joint book-running managers for this offering.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated February 29, 2024 and the accompanying prospectus dated December 22, 2023, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of TSLX and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

An effective shelf registration statement relating to these securities is on file with the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, New York 10014, Attn: Prospectus Department.

About Sixth Street Specialty Lending, Inc.

Sixth Street Specialty Lending, Inc. is a specialty finance company focused on lending to middle-market companies. The Company seeks to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine loans and investments in corporate bonds and equity securities. The Company has elected to be regulated as a business development company, or a BDC, under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. The Company is externally managed by Sixth Street Specialty Lending Advisers, LLC, an affiliate of Sixth Street and an SEC registered investment adviser. The Company leverages the deep investment, sector, and operating resources of Sixth Street, a global investment firm with over $75 billion in assets under management as of December 31, 2023.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or the Company’s future performance or financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions. Words such as “anticipates,”

“expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in the Company’s filings with the SEC. Investors should not place undue reliance on these forward-looking statements, which apply only as of the date on which the Company makes them. The Company does not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

Source: Sixth Street Specialty Lending, Inc.

Investors:

Cami VanHorn, 469-621-2033

Sixth Street Specialty Lending

IRTSLX@sixthstreet.com

Media:

Patrick Clifford, 617-793-2004

Sixth Street

PClifford@sixthstreet.com

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